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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 8, 2000



                              OPTICON MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                    33-17922-C              42-1426742
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                                 7001 Post Road
                               Dublin, Ohio 43016
                                 (614) 336-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                              Immune Response, Inc.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On July 27, 2000, Immune Response, Inc., a Colorado corporation, was merged with and into its wholly-owned subsidiary, Opticon Medical, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger, dated June 26, 2000, between Immune and Opticon. All outstanding shares of Immune stock were automatically converted into the same number of shares of Opticon stock.

         Immune's press release, issued July 28, 2000, regarding the merger of Immune into Opticon, is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  EXHIBIT NO.                 DESCRIPTION

                     99.1 Immune Response, Inc.'s Press Release, issued July 28, 2000, regarding the merger of Immune into Opticon Medical, Inc.

                     99.2 Agreement and Plan of Merger, dated June 26, 2000, between Immune Response, Inc. and Opticon Medical, Inc.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OPTICON MEDICAL, INC.


Date:  August 8, 2000                 By:  /s/ William J. Post
                                          --------------------------------
                                          William J. Post, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------


      EXHIBIT NO.               DESCRIPTION

         99.1* Immune Response, Inc.'s Press Release, issued July 28, 2000, regarding the merger of Immune into Opticon Medical, Inc.

         99.2* Agreement and Plan of Merger, dated June 26, 2000, between Immune Response, Inc. and Opticon Medical, Inc.

--------------------------------
* Filed with this report.